UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
SEPTEMBER 5, 2014
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

_________________________
AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

_________________________

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 266-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 5, 2014, Amazon.com, Inc. (the “Company”), Bank of America, N.A., as administrative agent, and the lenders party thereto entered into a credit agreement (the “Credit Agreement”). The Credit Agreement provides the Company with an unsecured revolving credit facility with a borrowing capacity of up to $2.0 billion. The term of the Credit Agreement is two years, but it may be extended for up to three additional one-year terms if approved by the lenders.

The initial interest rate applicable to outstanding balances under the Credit Agreement is the London interbank offered rate (“LIBOR”) plus 0.625%, with a commitment fee of 0.06% on the undrawn portion of the credit facility under our current credit ratings. If the Company’s credit ratings are downgraded these could increase to as much as LIBOR plus 1.00% and up to 0.10%, respectively.

Borrowings under the Credit Agreement may be used for working capital, capital expenditures, acquisitions, and other corporate purposes. The Company currently has no borrowings outstanding under the Credit Agreement, but expects to borrow under the Credit Agreement from time-to-time in the ordinary course of business.

The Credit Agreement contains customary representations and warranties, covenants, and events of default, but does not contain financial covenants. Upon an event of default that is not cured within applicable grace periods or waived, any unpaid amounts under the Credit Agreement may be declared immediately due and payable and the commitments may be terminated.

The foregoing description is qualified by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The financial institutions party to the Credit Agreement and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, and other financial and non-financial activities and services. Certain of these financial institutions and their respective affiliates have provided, and may in the future provide, a variety of these services to the Company and to persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of September 5, 2014, among Amazon.com, Inc., Bank of America, N.A., as administrative agent, and the other lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Shelley Reynolds
Shelley Reynolds
Vice President, Worldwide Controller, and
Principal Accounting Officer

Dated: September 5, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of September 5, 2014, among Amazon.com, Inc., Bank of America, N.A., as administrative agent, and the other lenders party thereto.

5